UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

O2 Secure Wireless, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

September 15, 2007

Dear Shareholder:

I am pleased to invite you to attend the annual meeting of stockholders of O2 Secure Wireless, Inc. (“Company”) to be held on October 22, 2007 at 10:00 AM at the offices of O2 Secure Wireless, Inc. 4898 S. Old Peachtree Rd, Suite 150, Norcross, Georgia  30071.

At this year’s meeting you will vote on the Employee Stock Option Incentive Plan. This plan is to be instituted in an effort to retain and/or attract highly talented individuals in lieu of cash.  Additionally, you will vote to reelect two (2) directors to the Board of Directors.

Attached you will find a notice of meeting and proxy statement containing further information about these items and the meeting. Also enclosed is a proxy card for you to return your vote and a return envelope for your proxy card as well as an admission card if you plan to attend.

Your vote is very important. Whether or not you plan to attend the annual meeting, we hope that you will vote as soon as possible. You may vote by completing and mailing the enclosed proxy card, or by completing and faxing the enclosed proxy card to Stalt, Inc., at +1 650 321-7113.

Voting will ensure your representation at the meeting if you do not attend in person, and will also help reduce expenses by helping ensure that a quorum is present. The enclosed materials describe the different voting procedures.

In the meantime, please visit the Company website at http://www.o2securewireless.net to review updates on the Employee Stock Option Incentive Plan.  Also, you may call our Investor hotline at 678-942-0684 if you have any questions.

Thank you for your support of the Company, and we look forward to seeing you.

Sincerely,

/s/ Craig C. Sellars
Craig Sellars
CEO and Director

O2 Secure Wireless, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 22, 2007

TO THE OWNERS OF COMMON STOCK OF O2 Secure Wireless, Inc.:

As a stockholder of O2 Secure Wireless, Inc., a Georgia corporation (the “Company”), you are cordially invited to be present, either in person or by proxy, at the Annual Meeting of Stockholders of the Company to be held at the offices of O2 Secure Wireless, Inc. 4898 S. Old Peachtree Rd., Suite 150, Norcross, Georgia  30071 on October 22, 2007 at 10:00 AM, local time, for the following purposes:

1.                                       To ratify the Employee Stock Option Incentive Plan

2.                                       To reelect two (2) directors

Only stockholders of record at the close of business on September 8, 2007 will be entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

If you are unable to attend the annual meeting in person, it is extremely important that you complete the enclosed proxy to cast your vote so that we may be assured of a quorum. Failure to have a quorum may result in the Company incurring the additional expense of a rescheduled stockholders’ meeting and proxy solicitation which will further erode stockholder value. If you plan to attend the Annual Meeting in person, you will need to bring your admission ticket and a photo ID. However, even if you plan to attend, we ask that you promptly MARK, SIGN, DATE and RETURN the enclosed proxy promptly in the enclosed self-addressed envelope to help us determine if a costly solicitation of proxies by an outside service bureau can be avoided. Our Directors, officers and employees may solicit proxies by mail, telephone, E-mail, and personal contact. They will not receive any additional compensation for these activities. If you receive more than one proxy because you own shares registered in different names or addresses, each proxy should be completed and returned. Your proxy is revocable and will not affect your right to vote in person in the event you are able to attend the meeting.

Your attention is directed to the attached Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS,

Craig Sellars
CEO and Director

Norcross, GA September 15, 2007

O2 Secure Wireless, Inc.

4898 S. Old Peachtree Rd, STE 150

Norcross, GA 30071

678-942-0684

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 22, 2007

The Annual Meeting of Stockholders of O2 Secure Wireless, Inc., a Georgia corporation (the “Company”), will be held on October 22, 2007, at the time and place and for the purposes set forth in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors on behalf of the Company in connection with such meeting and any continuation or adjournment thereof. If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies (except for those proxies that have been effectively revoked or withdrawn) will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting, notwithstanding that such proxies may have been effectively voted on the same or any other matter at a previous meeting. The Annual Meeting will begin promptly at 10:00 a.m. In order to avoid any disruption for those in attendance, late comers will not be seated. This Proxy Statement and the enclosed form of proxy are first being sent to the stockholders on or about September 16, 2007.

The costs of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain directors, officers and employees of the Company may solicit proxies in person, electronically or by telephone at no additional compensation. The Company will also request record holders of Common Stock who are brokerage firms, custodians and fiduciaries to forward proxy materials to the beneficial owners of such shares.

Any proxy given pursuant to this solicitation may be revoked by the filing with and receipt by the Secretary of the Company of a written revocation or duly-executed proxy bearing a later date and does not preclude the stockholder from voting in person at the Annual Meeting if he or she so desires. The persons named in the form of proxy solicited by the Board of Directors will vote all proxies that have been properly executed. If a stockholder specifies on such proxy a choice with respect to the proposal to be acted upon, the proxy will be voted in accordance with such specification. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED IN THE PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE PROPOSALS LISTED ON THE PROXY CARD.

VOTING SECURITIES

Only holders of record of the Company’s common stock, no par value per share (“Common Stock”), at the close of business on September 8 2007 (the “Record Date”) have the right to receive notice of and to vote at the Annual Meeting. As of the Record Date, 26,526,552 shares of Common Stock were issued and outstanding. Each holder of record of Common Stock is entitled to one vote for each share held with respect to all matters to be voted upon at the Annual Meeting. Voting rights of the Common Stock are non-cumulative.

Presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum, permitting the business of the meeting to be conducted. The affirmative vote of the holders of a majority of the shares of Common

Stock present in person or represented by proxy at the Annual Meeting and voted on the subject matter will be required to act on Proposal Number 1. The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be required to act on Proposal Number 2.  Shares for which the holder has elected to abstain or has withheld authority to vote on a matter will count toward a quorum but will have different effects on the outcome of the vote on such matter. An abstention from voting on a matter (other than the election of directors) has the same legal effect as a vote against the matter, even though the stockholder may interpret such action differently.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

One person known by the Company (excluding Officers or Directors of the Corporation) beneficially owned more than five percent of the Company’s Common Stock as of September 8, 2007.

Name and Address of Owner	Amount owned	Percent of Class

T. Scott Conley 3909 Ashford Dunwoody Atlanta, Georgia 30319-1834	5,526,000	20.8%

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock as of September 8, 2007 for (a) each of the three highest paid persons who are officers or directors, and (b) those directors that own Company Common Stock and (c) all directors and current executive officers of the Company as a group. The Company does not have any ten percent (10%) stockholders. Except as otherwise noted, the Company believes that the persons or entities in this table have sole voting and investing power with respect to all the shares of Common Stock owned by them. Any information appearing below concerning persons other than officers and directors of the Company is to the Company’s best knowledge based on information obtained from the Company’s transfer agent, Stalt, Inc.

Name and Address of Owner	Amount owned	Percent of Class

Keith A. Greaves (1),(2),(3) 3915 Cascade Road, S.W. Suite 110 Atlanta, Georgia 30331	4,600,000	17.3%

Craig C. Sellars (1),(2),(3),(4) 4898 S. Old Peachtree Rd. NW, Suite 150 Norcross, GA 30071	750,228	2.8%

All Officers and Directors as a Group (2)	5,350,228	20.1%

(1)                                  Executive Officer

(2)                                  All Officers and directors as a Group consists of two Officers and two Directors.

(3)                                  Two Directors that own Company Common Stock.

(4)                                  Mr. Sellars’ ownership consists of 250,228 shares owned outright, and shares issuable under a warrant to purchase 500,000 shares of common stock at $1.00 per share until December 31, 2007.

PROPOSAL #1

Approval of the 2007 Equity Incentive Plan

The stockholders are being asked to approve a new 2007 Equity Incentive Plan (the “Plan”).  The Board of Directors (Board) has approved the Plan, subject to approval from the stockholders at the Annual Meeting.

The Board believes that equity incentive compensation programs align the interests of management, employees and the stockholders to create long-term stockholder value.  The Board  believes that the Plan will increase the Company’s ability to achieve this objective by allowing for several different forms of long-term equity incentive awards, which will help the Company to recruit, reward and retain talented personnel.

The Board believes strongly that the awards permitted under the Plan are vital to the Company’s ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which the Company competes.  Such awards also are crucial to the Company’s ability to motivate employees to achieve its goals and to the Company’s success.

The following is a brief summary of the principal features of the Incentive Plan and its operation.  The summary is qualified in its entirety by reference to the Plan itself attached as Appendix A.

Unless otherwise expressly stated, all references to share amounts in this Proposal are based on share amounts currently in effect.

General

The Plan provides for the grant of the following types of incentive awards (i) Nonqualified Stock Options, (ii) Incentive Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock, (v) Stock Grants, (vi) Performance Awards, and (vii) Performance Shares or Performance Units.  Each of these is referred to individually as an “Award.”  Employees, Directors, and consultants who provide services to the Company and its affiliates are eligible to receive awards under the Plan.

Number of Shares of Common Stock Available Under the Incentive Plan

The Shares available for Awards may be either authorized and unissued Shares or Shares held in or acquired for the treasury of the Company.  The aggregate number of Shares that may be issued or used for reference purposes under the Plan or with respect to which Awards may be granted shall not exceed [ten million (10,000,000)] Shares, subject to adjustment as provided in the Plan.

Upon:

(i)                                                                                  a payout of Stock Appreciation Rights (SAR), Non-Tandem SAR, Tandem SAR, or Restricted Stock award in the form of cash;

(ii)                                                                               a cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Options, or the termination of a related Option upon exercise of the corresponding Tandem SAR) of any Award; or

(iii)                                                                            payment of an Option Price and/or payment of any taxes arising upon exercise of an Option or payout of any Award, with previously acquired Shares or by withholding Shares which otherwise would be acquired on exercise or issued upon such payout, the number of Shares underlying any such Award that were not issued as a result of any of the foregoing actions shall again be available for the purposes of Awards under the Plan.  In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a Subsidiary, Shares issued or issuable in connection with such substitute Award shall not be counted against the number of Shares reserved under the Plan, but shall be available under the Plan by virtue of the Company’s assumption of the plan or arrangement of the acquired company or business.

In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, an adjustment shall be made in the number and class of Shares available for Awards, the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and the number of Shares set forth in the Plan, as may be determined to be appropriate and equitable by the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan (Committee), in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number by rounding any fractional Share to the nearest whole Share.  The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect, or related to, such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan

Individual Participant Limitations

Subject to adjustment as provided in the Plan, the maximum aggregate number of Shares (including Options, Stock Appreciation Rights, Restricted Stock, Stock Grants, Performance Shares or Performance Units to be paid out in Shares) that may be granted in any one fiscal year to a Participant shall be [five million (5,000,000)].

2

The maximum aggregate cash payout (including Performance Awards, Performance Shares or Performance Units paid out in cash) with respect to Awards granted in any one fiscal year that may be made to any Participant shall be [one million (1,000,000)] dollars.

Eligibility and Participation

Persons eligible to participate in the Plan include current and future Employees (including officers),  persons who have been offered employment by the Company or a Subsidiary (provided that such prospective Employee may not receive any payment or exercise any right relating to an Award until such person begins employment with the Company or Subsidiary), Directors and consultants of the Company and its Subsidiaries, as determined by the Committee, including Employees who reside in countries other than the United States of America.

Subject to the provisions of the Plan, the Committee shall determine and designate, from time to time, the Employees, prospective Employees,  Directors and consultants of the Company and any Subsidiary to whom Awards shall be granted, the terms of such Awards, and the number of Shares subject to such Award.

Administration of the Incentive Plan

The Committee, or any other committee appointed by the Board, shall administer the Plan.  The Committee or other committee appointed to administer the Plan shall consist of not less than two Directors who are both non-Employee Directors of the Company, within the meaning of Rule 16b-3 of the Exchange Act, and “outside directors,” as defined in Treasury Regulations §1.162-27; provided, however, that if at any time any member of the Committee is not an outside director, as so defined, the Committee may establish a subcommittee, consisting of all members who are outside directors, for all purposes of any Award to a Named Executive Officer, unless the Committee determines that such an Award is not intended to qualify for the Performance-Based Exception.

Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees, Directors, and consultants who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the sole discretion of the Committee, as provided in the Plan, including without limitation, accelerating the vesting of any Award or extending the post-termination exercise period of an Award (subject to the limitations of Code Section 409A), and any other modifications or amendments that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding

3

on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

Options

Subject to the terms and provisions of the Plan, Options may be granted to one or more Participants in such number, upon such terms and provisions, and at any time and from time to time, as determined by the Committee, in its sole discretion.  The Committee may grant either Nonqualified Stock Options (NQSO) or Incentive Stock Options (ISO), and shall have complete discretion in determining the number of Options of each granted to each Participant, subject to the limitations of the Plan.  Each Option grant shall be evidenced by a resolution of the Committee approving the Option grant.

The Company and each Participant to whom an Option is granted shall execute an Award Agreement, effective as of the grant date, which shall specify the Option Price, the term of the Option, the number of Shares subject to the Option, and such other provisions as the Committee shall determine, and which are not inconsistent with the terms and provisions of the Plan.  The Award Agreement shall also specify whether the Option is to be treated as an ISO (right to purchase Shares pursuant terms and conditions that provide that such right will be treated as an incentive stock option within the meaning of Code Section 422).  If such Option is not designated as an ISO, such Option shall be deemed a NQSO (right to purchase Shares pursuant to terms and conditions that provide that such right will not be treated as an Incentive Stock Option).  No ISO may be granted to a consultant or other independent contractor, or to any person more than 10 years after the Effective Date of the Plan (October 22, 2007).

The Committee shall designate the Option Price for each Share subject to an Option under the Plan, provided that such Option Price shall not be less than 100% of the Fair Market Value of Shares subject to an Option on the date the Option is granted, and which Option Price may not be subsequently changed by the Committee except pursuant to the Plan.  With respect to a Participant who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of the stock of the Company or any Subsidiary, the Option Price of Shares subject to an ISO shall be at least 110% of the Fair Market Value of such Shares on the ISO’s grant date.

Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant, but in no event shall be exercisable later than the 10th anniversary of the grant date.  Notwithstanding the foregoing, with respect to ISOs, in the case of a Participant who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of the stock of the Company or any Subsidiary, no such ISO shall be exercisable later than the fifth anniversary of the grant date.

After a termination of service with the Company, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the Award agreement.  If no such period of time is stated in the participant’s Award agreement, the participant will generally be able to exercise his or her option for (i) three months following his or her termination for reasons other than death or disability, and (ii) twelve months following his or her termination due

4

to death or disability.  In no event may an option be exercised later than the expiration of its term.

Stock Appreciation Rights

Subject to the terms and conditions of the Plan, Stock Appreciation Rights (SAR) may be granted to Participants at any time and from time to time as shall be determined by the Committee.  The Committee may grant Non-Tandem SARs (granted independently of any Options), Tandem SARs (granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a share under the related Option, and when a share is purchased under the Option, the Tandem SAR shall similarly be forfeited), or any combination of these forms of SARs.  The Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.  The Committee shall designate, at the time of grant, the grant price of a Non-Tandem SAR, which grant price shall be at least equal to the Fair Market Value of a Share on the grant date of the SAR.

The Company and each Participant to whom a SAR is granted shall execute an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine, and which are not inconsistent with the terms and provisions of the Plan.

The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that unless otherwise designated by the Committee, such term shall not extend beyond the 10th anniversary of the grant date.

Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option.  A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.  Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an Incentive Stock Option (ISO): (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercise; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.  Non-tandem SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)                                                        The excess of the Fair Market Value of a Share on the date of exercise over the grant price; by

(ii)                                                     The number of Shares with respect to which the SAR is exercised.

5

At the sole discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

Restricted Stock

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

The Company and each Participant to whom an award of Restricted Stock is granted shall execute an Award Agreement that shall specify the Period or Periods of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine pursuant to the Plan or otherwise, and which shall not be inconsistent with the terms and provisions of the Plan.  If no Period of Restriction is set forth in the Award Agreement, the transfer and any other restrictions shall lapse (i) to a maximum cumulative extent of one-third of the Shares (rounded to the nearest whole) covered by the Restricted Stock Award on the first anniversary of the grant date, (ii) to a maximum cumulative extent of two-thirds of the Shares (rounded to the nearest whole) covered by the Restricted Stock Award on the second anniversary of the grant date, and (iii) to a maximum cumulative extent of 100% of the Shares covered by the Restricted Stock Award on the third anniversary of the grant date

Performance Shares or Performance Units

Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, which shall not be inconsistent with the terms and provisions of the Plan and shall be set forth in an Award Agreement.  Subject to the terms of the Plan, Performance Awards may be granted to Participants in such amounts, subject to such performance goals, and upon such terms, and at any time and from time to time, as shall be determined by the Committee, which shall not be inconsistent with the terms and provisions of the Plan and shall be set forth in an Award Agreement.

The Company and each Participant to whom Performance Awards, Performance Units and/or Performance Shares is granted shall execute an Award Agreement that shall specify the initial value of the Award, the performance goals and the Performance Period, as the Committee shall determine, and which are not inconsistent with the terms and provisions of the Plan.

Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.  Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the grant date.  The Committee shall set performance goals in its sole discretion which, depending on the extent to which they are met will determine the number and/or value of Performance Units and/or Performance Shares that will be paid out to the Participant.  For purposes of this section, the time period during which the performance goals must be met shall be called a Performance Period.

Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units and/or Performance Shares shall be entitled to receive payout on the number and value of Performance Units and/or Performance Shares earned by the Participant

6

over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved, as established by the Committee.

Payment of the amount earned under a Performance Award, and/or earned Performance Units and/or Performance Shares shall be made in a single lump sum as soon as reasonably practicable following the close of the applicable Performance Period.  Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units and/or Performance Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units and/or Performance Shares at the close of the applicable Performance Period.  Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

Performance Goals

Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Named Executive Officers that are designed to qualify for the Performance-Based Exception, the performance goals to be used for purposes of such grants shall be established by the Committee in writing, shall be objectively measurable and shall be stated in terms of the attainment of specified levels of or percentage changes in any one or more of the following measurements: revenue; primary or fully-diluted earnings per Share; earnings before interest, taxes, depreciation, and/or amortization; pretax income; cash flow from operations; total cash flow; return on equity; return on capital; return on assets; net operating profits after taxes; economic value added; total stockholder return or return on sales; or any individual performance objective which is measured solely in terms of quantitative targets related to the Company or the Company’s business; or any combination thereof.  In addition, performance goals may be based on one or more business criteria, one or more business units or divisions of the Company or the applicable sector, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies.  A performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).  As determined in the sole discretion of the Committee, the performance goals for any Performance Period may be measured on an absolute basis or in relation to a peer group or an index.

The degree of payout and/or vesting of such Awards designed to qualify for the Performance-Based Exception shall be determined based upon the written certification of the Committee as to the extent to which the performance goals and any other material terms and conditions precedent to such payment and/or vesting have been satisfied.  The Committee shall have the sole discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that the performance goals applicable to Awards which are designed to qualify for the Performance-Based Exception, and which are held by Named Executive Officers, may not be adjusted so as to increase the payment under the Award (the Committee shall retain the sole discretion to adjust such performance goals upward, or to otherwise reduce the amount of the payment and/or vesting of the Award relative to the pre-established performance goals).

7

Transferability of Awards

Except as otherwise provided below, Awards may be exercisable only by the Participant during the Participant’s lifetime, and Awards shall not be transferable other than by will or the laws of descent and distribution.  Any purported transfer of any Award or any interest therein that does not comply with the terms of this Plan shall be null and void and confer no rights of any kind upon the purported transferee.

The Committee may, in its discretion, permit a Participant to transfer any Award other than an Incentive Stock Option (ISO) to any family member of such Participant, subject to such restrictions and limitations as the Committee may provide; provided, however, that any such Award shall remain subject to all vesting, forfeiture, and other restrictions provided herein and in the Award Agreement to the same extent as if it had not been transferred; and provided further that in no event shall any transfer for value be permitted.  For purposes of this Section, the terms “family member” and “transfer for value” have the same meaning as in the General Instructions to SEC Form S-8, or such other form as the SEC may promulgate in replacement thereof.

To the maximum extent permitted by law, no Award shall be subject, in whole or in part, to attachment, execution or levy of any kind; provided, however, that nothing contained herein shall affect the right of setoff set forth in the Plan.

Nothing contained in this Section shall preclude a Participant from transferring Restricted Shares that have vested, or Shares that are issued in settlement of an Option, Stock Appreciation Rights, or Award of Performance Shares or Performance Units, subject to the remaining provisions of this Plan and applicable law.

Change of Control

Unless otherwise specified in a Participant’s Award Agreement or specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, as of the effective date of a Change in Control:

(i)                                                        Any and all Options and Stock Appreciation Rights granted hereunder shall vest (to the extent not already vested) and shall become immediately exercisable and shall remain exercisable throughout their entire term;

(ii)                                                     Any Period of Restriction and other restrictions imposed on Restricted Shares shall lapse; and

(iii)                                                  Unless otherwise specified in a Participant’s Award Agreement, the maximum payout opportunities attainable under all outstanding Awards of Performance Units, Performance Shares and Performance Awards shall be deemed to have been fully earned for the entire Performance Period(s).  The vesting of all such Awards shall be accelerated as of the effective date of the Change in Control, and in full settlement of such Awards, there shall be paid out in cash to Participants within 30 days following the effective date of the Change in Control the maximum of payout opportunities associated with such outstanding Awards.

8

Amendment and Termination of the Incentive Plan

The Board may amend, suspend or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company’s stockholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted and the Board may otherwise, in its sole discretion, determine to submit other amendments to the Plan to stockholders for approval; and provided further, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award.  The Committee shall have no authority to waive or modify any other Award term after the Award has been granted to the extent that the waived or modified term was mandatory under the Plan.

Tax Consequences

The Company intends that Options, SARs and other Awards granted to Named Executive Officers shall satisfy the requirements of the Performance-Based Exception, unless otherwise determined by the Committee when the Award is granted.  Accordingly, the terms of the Plan, including the definitions of Named Executive Officer and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder.  The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Named Executive Officer with respect to a fiscal year that has not yet been completed, the term Named Executive Officer as used herein shall mean only a person designated by the Committee as likely to be a Named Executive Officer with respect to a specified fiscal year.  If any provision of the Plan or any Award Agreement designated as intended to satisfy the Performance-Based Exception does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person sole discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.  Payment of any amount that the Company reasonably determines would not be deductible by reason of Code §162(m) shall be deferred until the earlier of the earliest date on which the Company reasonably determines that the deductibility of the payment will not be so limited, or the year following the termination of employment.

No deferral of compensation (as defined under Code Section 409A or guidance thereto) is intended under this Plan.  Notwithstanding this intent, if any Award granted under the Plan would be considered deferred compensation as defined under Code Section 409A, and if this Plan or the terms of an Award fail to meet the requirements of Code Section 409A with respect to such Award, then such Award shall remain in effect and be subject to taxation in accordance with Section 409A.  In this circumstance, the Committee may accelerate distribution or settlement of an Award in accordance with Code Section 409A.  The Company shall have no liability for any tax imposed on a Participant by Code Section 409A, and if any tax is imposed on the Participant, the Participant shall have no recourse against the Company for payment of any

9

such tax.  Notwithstanding the foregoing, if any modification of an Award causes the Award to be deferred compensation under Code Section 409A, the Committee may rescind such modification in accordance with Code Section 409A.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE INCENTIVE PLAN.  IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ADOPTION OF THE 2007 EQUITY INCENTIVE PLAN.

10

PROPOSAL 2

Reelection of two (2) Directors

The Board of Directors currently consists of two (2) members.  Our directors hold office until the next annual meeting of the shareholders and until their successor(s) have been duly elected or qualified. At the meeting, stockholders will be asked to reelect Craig Sellars and Keith Greaves (the “Nominees”) to serve in such capacity until the 2008 Annual Meeting, or until their successors are duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote to elect the Nominees, each of whom is an incumbent director, and each of whom has consented to serve if elected. If some unexpected occurrence should make necessary, in the discretion of the Board of Directors, the substitution of some other person for any of the Nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board of Directors.

The following are our executive officers and directors and their respective ages and positions as of September 8, 2007:

Name and Address	Age	Position
Craig C. Sellars	29	Chief Executive Officer, Director and President
Keith A. Greaves	62	Director and Secretary

Below are biographies of our executive officers as of September 8, 2007:

Craig C. Sellars.

Mr. Sellars serves as our President and Chief Executive Officer since July 15, 2007, and had served as our Chief Technology Officer and director since January 2005.  Mr. Sellars’ has over ten years experience with internet application development, wireless application, and wi-fi planning, development and implementation.  Mr. Sellars holds a Bachelor of Science degree in computer science from Georgia Institute of Technology, and is currently pursuing a Masters of Business Administration degree from Georgia State University.  From June 1998 to January 2001, Mr. Sellars was an engineer at VerticalOne Corporation, where he contributed to VerticalOne’s development of internet technology for its online account management services used by Yahoo!, MSN, AOL, Bank of America and Wells Fargo, among others.  Starting in 1999, he spearheaded the planning, development and deployment of VerticalOne’s wireless data services to PDA’s and cell phones.  In 2001, he participated in the formation of Netconx D&C Wireless, LLC, which was formed to sell and install wireless networking technology.

Keith A. Greaves,  CFA.

Mr. Greaves is one of our founders, and has served as a director since inception (October 29, 2003).  Mr. Greaves holds a Bachelors Degree in industrial engineering from New York University, and an MBA in Finance and Accounting from Indiana University.  He is a Chartered Financial Analyst (CFA), and is a former president of the Atlanta Society of Financial Analysts.  Mr. Greaves has over 35 years of experience in finance and business development.  From June 1985 to September 1995, Mr. Greaves founded and served as president of Greaves Capital Management, Inc., an asset management company for institutional investors.  From 1995 to October 2003, Mr. Greaves served as securities analyst for various brokerage firms, including Thomas Securities and The Malachi Group, Inc.

Board Committees

We do not currently have an audit committee, or any other committee, although we plan to form an audit committee when we have at least two independent directors.  Further, our Board does not have a financial expert, as defined by SEC regulations.  We intend to seek a candidate to serve in this role in the near future.

Compensation of Directors

We do not currently pay any compensation to our directors other than reasonable expenses incurred in connection with providing services as a director.

Summary Compensation Table

The following summary compensation table shows certain compensation information for services rendered in all capacities for the current year.

Name and Principal Position	Year	Salary

Craig C. Sellars, Current Chief Executive Officer, President and Director	2007	$80,000

T. Scott Conley, Former Chief Executive Officer, President, and Chairman of Board of Directors (1)	2007	$80,000

Keith A. Greaves, Director	2007	N/A

(1) Mr. Conley resigned his positions on July 15, 2007.

None of the Company’s named executive officers exercised any options or stock appreciation rights during the last fiscal year.

Employment Agreements

As of February 24, 2007, we have entered into written employment agreements with our executive officers, as follows:

We have entered into an employment agreement with Craig C. Sellars as of February 24, 2007, under which we agreed to employ him as Chief Technology Officer for five years ending February 24, 2012 at an annual salary of $80,000 for the year ending December 31, 2007, with annual increases of at least $2,000 per year.  Mr. Sellars now serves as the President and Chief Executive officer under the same agreement.

The employment agreements with our officers each contain provisions that bar the officer from competing with us, from soliciting our employees or customers, or from disclosing our confidential information or trade secrets during employment and for a period of time thereafter.  In addition, the employment agreements contain provisions that prevent the employee from selling any of our common stock except in amounts less than is permitted under Rule 144. See “Shares of Company Eligible for Future Sale.”

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the Company’s 2007 Annual Meeting of Stockholders must be received by the Secretary of the Company for inclusion in the Company’s proxy statement and form of proxy relating to that meeting by 11:59PM (Eastern Standard Time) October 20, 2007.  The tentative date for the 2007 Annual Meeting is Monday,  October 22, 2007.  Any such stockholder proposal must meet the applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

COPIES OF THE COMPANY’S REGISTRATION STATEMENT ON FORM 10-SB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, CAN BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY, 4898 S. OLD PEACHTREE ROAD, SUITE 150, NORCROSS, GEORGIA 30071, ATTENTION: INVESTOR RELATIONS. THIS CAN ALSO BE OBTAINED BY GOING TO THE COMPANY’S WEB-SITE AT HTTP://WWW.O2SECUREWIRELESS.NET WHERE LINKS TO THE COMPANY’S FORM 10-SB AND THE QUARTERLY FORMS 10-QSB ARE AVAILABLE.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Craig C. Sellars
Craig Sellars
CEO and Director

September 15, 2007

APPENDIX I

O2 Secure Wireless, Inc.

2007 O2 SECURE WIRELESS, INC.

EQUITY INCENTIVE PLAN

TABLE OF CONTENTS

Section 1. Establishment, Objectives and Duration
1.1.	Establishment
1.2.	Purpose
1.3.	Duration
1.4.	Approval by Stockholders

Section 2. Definitions
2.1.	“Award”
2.2.	“Award Agreement”
2.3.	“Board”
2.4.	“Cause”
2.5.	“Change in Control”
2.6.	“Code”
2.7.	“Committee”
2.8.	“Company”
2.9.	“Director”
2.10.	“Disability”
2.11.	“Effective Date”
2.12.	“Employee”
2.13.	“Exchange Act”
2.14.	“Fair Market Value”
2.15.	“Good Reason”
2.16.	“Incentive Stock Option”
2.17.	“Named Executive Officer”
2.18.	“Nonqualified Stock Option”
2.19.	“Option”
2.20.	“Option Price”
2.21.	“Participant”
2.22.	“Performance Award”
2.23.	“Performance-Based Exception”
2.24.	“Performance Period”
2.25.	“Performance Share”
2.26.	“Performance Unit”
2.27.	“Period of Restriction”
2.28.	“Plan”
2.29.	“Retirement”
2.30.	“Restricted Stock”
2.31.	“Share” or “Shares”
2.32.	“Stock Appreciation Right” or “SAR”
2.33.	“Stock Grant”
2.34.	“Subsidiary”
2.35.	“Tandem SAR”

2.36.	“Non-Tandem SAR”

Section 3. Administration
3.1.	Plan Administration
3.2.	Authority of the Committee
3.3.	Decisions Binding

Section 4. Shares Subject to the Plan and Maximum Awards
4.1.	Shares Available for Awards
4.2.	Individual Participant Limitations
4.3.	Adjustments in Authorized Shares

Section 5. Eligibility and Participation
5.1.	Eligibility
5.2.	Participation

Section 6. Stock Options
6.1.	Grant of Options and Award Agreement
6.2.	Option Price
6.3.	Term of Options
6.4.	Exercise of Options
6.5.	Payment
6.6.	Notification of Disqualifying Disposition

Section 7. Stock Appreciation Rights
7.1.	Grant of SARs and Award Agreement
7.2.	Term of SARs
7.3.	Exercise of Tandem SARs
7.4.	Exercise of Non-Tandem SARs
7.5.	Payment of SAR Amount

Section 8. Restricted Stock and Stock Grants
8.1.	Grant of Restricted Stock and Award Agreement
8.2.	Transferability
8.3.	Other Restrictions
8.4.	Voting Rights
8.5.	Dividends and Other Distributions
8.6.	Section 83(b) Election

Section 9. Performance Awards, Performance Units and Performance Shares
9.1.	Grant of Performance Awards/Units/Shares and Award Agreement
9.2.	Value of Performance Units/Shares
9.3.	Earning of Performance Units/Shares
9.4.	Form and Timing of Payment of Performance Awards/Units/Shares

Section 10. Performance Measures

Section 11. Award Forfeitures and Vesting
11.1.	Vesting
11.2.	Vesting on Termination of Employment
11.3.	Additional Forfeiture Events
11.4.	Events Triggering Forfeiture
11.5.	Agreement Does Not Prohibit Competition or Other Participant Activities
11.6.	Committee Discretion

Section 12. Transferability of Awards; Beneficiary Designation
12.1.	Limits on Transferability of Awards
12.2.	Designation of Beneficiary

Section 13. Deferrals; Compliance with Section 409A
13.1.	Deferrals
13.2.	Compliance with Section 409A

Section 14. Rights and Obligations of Parties
14.1.	No Guarantee of Employment or Service Rights
14.2.	Participation
14.3.	Right of Setoff
14.4.	Section 83(b) Election
14.5.	Disqualifying Disposition Notification

Section 15. Change in Control
15.1.	Change in Control
15.2.	Employment or Other Agreement

Section 16. Amendment, Modification, and Termination
16.1.	Amendment, Modification, and Termination
16.2.	Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events
16.3.	Awards Previously Granted
16.4.	Amendment to Conform to Law

Section 17. Withholding
17.1.	Tax Withholding
17.2.	Share Withholding

Section 18. Successors
Section 19. Miscellaneous
19.1.	Unfunded Plan
19.2.	Forfeitures; Fractional Shares
19.3.	Compliance with Code Section 162(m)
19.4.	Deferred Compensation
19.5.	Awards to Participants Outside the United States

19.6.	Gender and Number; Headings
19.7.	Severability
19.8.	Requirements of Law
19.9.	Securities Law Compliance
19.10.	Governing Law
19.11.	Indemnification

2007 O2 Secure Wireless,  Inc.
Equity Incentive Plan

Section 1.
Establishment, Objectives and Duration

1.1.         Establishment.  Subject to the approval of the stockholders of O2 Secure Wireless, Inc., a Georgia corporation (the “Company”), the Company has established the 2007  O2 Secure Wireless, Inc. Equity Incentive Plan (the “Plan”), as set forth herein, effective as of                  , 2007.

1.2.         Purpose.  The purpose of the Plan is to enhance stockholder value by providing bonuses based upon attainment of established performance criteria, by linking long-term incentive compensation to the financial performance of the Company and further aligning participants’ financial rewards with the financial rewards realized by the Company and its shareholders.  The Plan is also a vehicle to attract and retain key personnel.  To accomplish the foregoing, the Plan provides that the Company may grant Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Grants, Performance Awards, Performance Shares or Performance Units.

1.3.         Duration.  The Plan shall remain in effect, subject to the right of the Company’s Board of Directors to amend or terminate the Plan at any time pursuant to Section 16, until all Shares subject to the Plan shall have been purchased or granted according to the Plan’s provisions.  However, in no event may an Award (defined below in Section 2) be granted under the Plan on or after August 31, 2017.

1.4.         Approval by Stockholders.  The Plan has been adopted by the Board of Directors subject to approval by the stockholders of the Company at the first annual meeting of stockholders held following the adoption by the Board, or any special meeting of the stockholders duly called.  Awards may be granted prior to stockholder approval, but no Award may be exercised or settled until the Plan is approved by the stockholders.  If the Plan is not so approved by December 31, 2007, the Plan, and all Awards granted under the Plan, shall be null and void.

Section 2.
Definitions

Whenever used in the Plan, the following capitalized terms shall have the meanings set forth below:

2.1.         “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Grant, Performance Awards, Performance Shares or Performance Units.

2.2.         “Award Agreement”.means either: (a) a written agreement between the Company and each Participant that sets forth the terms and provisions applicable to an Award granted to the Participant under the Plan, and is a condition to the grant of an Award hereunder; or (b) a written or electronic statement issued by the Company describing the terms and conditions of an Award.

2.3.         “Board” means the Board of Directors of the Company.

2.4.         “Cause” has the meaning, if any, as set forth in the Award Agreement.

2.5.         “Change in Control” means, unless the Committee provides otherwise  in the Award Agreement, the occurrence of any of the following events:

(a)           any “Person” (as such term is used in Sections 13(d) and 14(d) of Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including a group as defined in Section 13(d)(3) of the Exchange Act, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act, except that a Person shall be deemed to have “beneficial ownership” of all shares that any such Person shall be deemed to have the right to acquire, whether such right is exercisable immediately or only after the passage of time), or has acquired during the twelve (12) month period ending on the date of the most recent acquisition, directly or indirectly, of more than thirty-five percent (35%) of the total voting power of the then outstanding voting equity securities of the Company entitled to vote generally in the election of directors (“Outstanding Company Voting Securities”); provided, however, that a Person shall not be deemed the “beneficial owner” of shares tendered pursuant to a tender or exchange offer made by that Person or any Affiliate of that Person until the tendered shares are accepted for purchase or exchange; provided, further, that a “Change in Control” shall not be deemed to occur as a result of (i) any acquisition of equity securities by the Company, (ii) any acquisition of equity securities directly from the Company (including through an underwriter or other financial intermediary), other than (x) an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself directly acquired from the Company, or (y) in connection with the acquisition by the Company or its affiliates of a business, or (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company;

(b)           Within any period of 24 consecutive months, persons who were members of the Board of Directors of the Company immediately prior to such 24-month period, together with any persons who were first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such 24-month period by or upon the recommendation of persons who were members of the Board of Directors of the Company immediately prior to such 24-month period and who constituted a majority of the Board of Directors of the Company at the time of such election (“Incumbent Directors”), cease to constitute a majority of the Board;

(c)           The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company other than to a corporation which would satisfy the requirements of sub-clauses (1), (2) and (3) of clause (d) of this definition of  “Change in Control,” assuming for this purpose that such liquidation or dissolution was a Business Combination;

(d)           Consummation of a reorganization, merger or consolidation of the Company or any direct or indirect subsidiary of the Company or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then-outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (which shall include for these purposes, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of Outstanding Company Voting Securities, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination and any Person beneficially owning, immediately prior to such Business Combination, directly or indirectly, 35% or more of the Outstanding Company Voting Securities) beneficially owns, directly or indirectly, thirty five percent (35%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were Incumbent Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(e)           Any occurrence of any transaction or event, or series of transactions or events, designated by the Committee in the Award Agreement.

2.6.         “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation thereto.

2.7.         “Committee” means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan, as provided in Section 3.

2.8.         “Company” means O2 Secure Wireless, Inc., a Georgia corporation, and any successor to such entity as provided in Section 18.

2.9.         “Director” means any individual who is a member of the Board.

2.10.       “Disability” means, unless otherwise provided for in the Award Agreement or an employment, change of control or similar agreement in effect between the Participant and the Company or a Subsidiary, (i) in the case of an Employee, the Employee qualifying for long-term disability benefits under any long-term disability program sponsored by the Company or Subsidiary in which the Employee participates, and (ii) in the case of a Director or consultant or in the absence of a long term disability program sponsored by the Company, the inability of the individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months, as determined by the Committee, based upon medical evidence.

2.11.       “Effective Date” means                 , 2007.

2.12.       “Employee” means any employee of the Company or any Subsidiary.

2.13.       “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.14.       “Fair Market Value” means if the Shares are duly listed on a national securities exchange or on the NASDAQ Stock Market, the closing price of the Shares as of the applicable date, or, if there are no sales on such date, on the next preceding day on which there were sales, or if the Shares are not so listed, the fair market value of the Shares as of the applicable date, as determined by the Committee in good faith.  Such price shall be subject to adjustment as provided in Section 4.3

2.15.       “Good Reason” has the meaning, if any, as set forth in the Award Agreement.

2.16.       “Incentive Stock Option” or “ISO”.means the right to purchase Shares pursuant terms and conditions that provide that such right will be treated as an incentive stock option within the meaning of Code Section 422, as described in Section 6.

2.17.       “Named Executive Officer” means a Participant who is one of the group of covered employees as defined in the regulations promulgated under Code Section 162(m), or any successor provision or statute.

2.18.       “Nonqualified Stock Option”  or “NQSO”.means the right to purchase Shares pursuant to terms and conditions that provide that such right will not be treated as an Incentive Stock Option, as described in Section 6.

2.19.       “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Section 6.

2.20.       “Option Price” means the per share purchase price of a Share purchased pursuant to an Option.

2.21.       “Participant” means an Employee, Director or consultant who has outstanding an Award granted under the Plan, and includes those former Employees, Directors or consultants who have certain post-termination rights under the terms of an Award granted under the Plan.

2.22.       “Performance Award” means an Award granted to a Participant, as described in Section 9.

2.23.       “Performance-Based Exception” means the exception for performance-based compensation from the tax deductibility limitations of Code Section 162(m).

2.24.       “Performance Period” means the time period during which performance goals must be achieved with respect to an Award, as determined by the Committee.

2.25.       “Performance Share” means an Award granted to a Participant, as described in Section 9.

2.26.       “Performance Unit” means an Award granted to a Participant, as described in Section 9.

2.27.       “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way, and the Shares are subject to a substantial risk of forfeiture, as provided in Section 8.

2.28.       “Plan” means the 2007 O2 Secure Wireless, Inc. Equity Incentive Plan, as set forth herein.

2.29.       “Retirement” has the meaning, if any, as set forth in the Award Agreement.

2.30.       “Restricted Stock” means an Award granted to a Participant pursuant to Section 8.

2.31.       “Share” or “Shares” means shares of common stock of the Company, no par value.

2.32.       “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Section 7.

2.33.       “Stock Grant” means an Award of Common Stock granted in accordance with the terms of Section 8 and the other provisions of the Plan, and which is generally transferable and not subject to a substantial risk of forfeiture so that it is “unrestricted.”

2.34.       “Subsidiary” means any corporation, partnership, joint venture, affiliate, or other entity in which the Company is at least a majority-owner of all issued and outstanding equity interests or has a controlling interest.

2.35.       “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Section 7, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be forfeited).

2.36.       “Non-Tandem SAR” means an SAR that is granted independently of any Options, as described in Section 7.

Section 3.
Administration

3.1.         Plan Administration.  The Committee, or any other committee appointed by the Board, shall administer the Plan.  The Committee or other committee appointed to administer the Plan shall consist of not less than two Directors who are both non-Employee Directors of the Company, within the meaning of Rule 16b-3 of the Exchange Act, and “outside directors,” as defined in Treasury Regulations §1.162-27; provided, however, that if at any time any member of the Committee is not an outside director, as so defined, the Committee may establish a subcommittee, consisting of all members who are outside directors, for all purposes of any Award to a Named Executive Officer, unless the Committee determines that such an Award is not intended to qualify for the Performance-Based Exception.  The Board may, from time to time, remove members from, or add members to, the Committee.  Any vacancies on the Committee shall be filled by members of the Board.  The foregoing notwithstanding, the Board shall perform the functions of the Committee for purposes of granting Awards to non-Employee Directors.  However, the Board shall not have exclusive authority with respect to other aspects of non-Employee Director Awards.

If and to the extent that no committee exists that has the authority to administer the Plan, the Board shall administer the Plan.  Acts of a majority of the Committee (or the Board, if applicable) at which a quorum is present, or acts reduced to or approved in writing by unanimous consent of the members of the Committee (or the Board, as the case may be), shall be valid acts of the Committee (or the Board, as the case may be).

3.2.         Authority of the Committee.  Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees, Directors, and consultants who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the sole discretion of the Committee, as provided in the Plan and subject to Section 16, including without limitation, accelerating the vesting of any Award or extending the post-termination exercise period of an Award (subject to the limitations of Code Section 409A), and any other modifications or amendments that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.  Further, the Committee shall make all other determinations, which may be necessary or advisable for the administration of the Plan.  The Committee’s determinations, interpretations and actions under the Plan may be taken or made selectively with respect to a Participant or beneficiary, and need not be uniform among Employees, Directors, consultants and their beneficiaries.  As permitted by law, the Committee may delegate the authority granted to it herein.

3.3.         Decisions Binding.  All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

Section 4.
Shares Subject to the Plan and Maximum Awards

4.1.         Shares Available for Awards.

(a)         The Shares available for Awards may be either authorized and unissued Shares or Shares held in or acquired for the treasury of the Company.  The aggregate number of Shares that may be issued or used for reference purposes under the Plan or with respect to which Awards may be granted shall not exceed [ten million (10,000,000)] Shares, subject to adjustment as provided in Section 4.3.

(b)        Upon:

(i)            a payout of a SAR, Non-Tandem SAR, Tandem SAR, or Restricted Stock award in the form of cash;

(ii)           a cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Options, or the termination of a related Option upon exercise of the corresponding Tandem SAR) of any Award; or

(iii)          payment of an Option Price and/or payment of any taxes arising upon exercise of an Option or payout of any Award, with previously acquired Shares or by withholding Shares which otherwise would be acquired on exercise or issued upon such payout, the number of Shares underlying any such Award that were not issued as a result of any of the foregoing actions shall again be available for the purposes of Awards under the Plan.  In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a Subsidiary, Shares issued or issuable in connection with such substitute Award shall not be counted against the number of Shares reserved under the Plan, but shall be available under the Plan by virtue of the Company’s assumption of the plan or arrangement of the acquired company or business.

(c)           The maximum number of Shares of the total authorized under this Section 4.1(a) that may be issued pursuant to ISOs under this Plan shall be [ten million  (10,000,000)] Shares.

4.2.         Individual Participant Limitations.  Unless and until the Committee determines that an Award to a Named Executive Officer shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Plan:

(a)           Subject to adjustment as provided in Section 4.3, the maximum aggregate number of Shares (including Options, SARs, Restricted Stock, Stock Grants, Performance Units and

Performance Shares to be paid out in Shares) that may be granted in any one fiscal year to a Participant shall be [five million (5,000,000)].

(b)           The maximum aggregate cash payout (including Performance Awards, Performance Units and Performance Shares paid out in cash) with respect to Awards granted in any one fiscal year that may be made to any Participant shall be [one million (1,000,000)] dollars.

4.3.         Adjustments in Authorized Shares.  In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, an adjustment shall be made in the number and class of Shares available for Awards, the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan and the number of Shares set forth in Sections 4.1 and 4.2, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number by rounding any fractional Share to the nearest whole Share.  The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect, or related to, such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

Subject to the provisions of Section 16 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any amalgamation, merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards into Awards under this Plan in a manner consistent with paragraph 53 of FASB Interpretation No. 44 or subsequent accounting guidance), subject to compliance with the rules under Code Sections 422 and 424, as and where applicable.  The Committee shall provide to Participants reasonable written notice (which may include, without limit, notice by electronic means) within a reasonable time of any such determinations it makes.

Section 5.
Eligibility and Participation

5.1.         Eligibility.  Persons eligible to participate in the Plan include current and future Employees (including officers),  persons who have been offered employment by the Company or a Subsidiary (provided that such prospective Employee may not receive any payment or exercise any right relating to an Award until such person begins employment with the Company or Subsidiary), Directors and consultants of the Company and its Subsidiaries, as determined by the Committee, including Employees who reside in countries other than the United States of America.

5.2.         Participation.  Subject to the provisions of the Plan, the Committee shall determine and designate, from time to time, the Employees, prospective Employees,  Directors and consultants of the Company and any Subsidiary to whom Awards shall be granted, the terms of such Awards, and the number of Shares subject to such Award.

Section 6.
Stock Options

6.1.         Grant of Options and Award Agreement.

(a)          Option Grant.  Subject to the terms and provisions of the Plan, Options may be granted to one or more Participants in such number, upon such terms and provisions, and at any time and from time to time, as determined by the Committee, in its sole discretion.  The Committee may grant either Nonqualified Stock Options or Incentive Stock Options, and shall have complete discretion in determining the number of Options of each granted to each Participant, subject to the limitations of Section 4.  Each Option grant shall be evidenced by a resolution of the Committee approving the Option grant.

(b)         Award Agreement.  The Company and each Participant to whom an Option is granted shall execute an Award Agreement, effective as of the grant date, which shall specify the Option Price, the term of the Option, the number of Shares subject to the Option, and such other provisions as the Committee shall determine, and which are not inconsistent with the terms and provisions of the Plan.  The Award Agreement shall also specify whether the Option is to be treated as an ISO within the meaning of Code Section 422.  If such Option is not designated as an ISO, such Option shall be deemed a NQSO.  No ISO may be granted to a consultant or other independent contractor, or to any person more than 10 years after the Effective Date of the Plan.

6.2.         Option Price.  The Committee shall designate the Option Price for each Share subject to an Option under the Plan, provided that such Option Price shall not be less than 100% of the Fair Market Value of Shares subject to an Option on the date the Option is granted, and which Option Price may not be subsequently changed by the Committee except pursuant to Section 4.3.  With respect to a Participant who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of the stock of the Company or any Subsidiary, the Option Price of Shares subject to an ISO shall be at least 110% of the Fair Market Value of such Shares on the ISO’s grant date.

6.3.         Term of Options.  Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant, but in no event shall be exercisable later than the 10th anniversary of the grant date.  Notwithstanding the foregoing, with respect to ISOs, in the case of a Participant who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of the stock of the Company or any Subsidiary, no such ISO shall be exercisable later than the fifth anniversary of the grant date.

6.4.         Exercise of Options.  Options granted under this Section 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant, and shall be set forth in the applicable Award Agreement.  Notwithstanding the preceding sentence, the Fair Market Value of Shares to which ISOs are exercisable for the first time by any Participant during any calendar year may not exceed $100,000.  Any ISOs that become exercisable in excess of such amount shall be deemed NQSOs to the extent of such excess.  If the Award Agreement does not specify the time or times at which the Option shall first become exercisable, such an Option shall become exercisable by the Participant (i) to a maximum cumulative extent of one-third of the Shares (rounded to the nearest whole) covered by the Option on the first anniversary of the grant date, and (ii) to a maximum cumulative extent of two-thirds of the Shares (rounded to the nearest whole) covered by the Option on the second anniversary of the grant date, and (iii) to a maximum cumulative extent of 100% of the Shares covered by the Option on the third anniversary of the grant date.

6.5.         Payment.  Options granted under this Section 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.  The Option Price upon exercise of any Option shall be payable to the Company in full either:

(a)          in cash or its equivalent,

(b)         by tendering previously acquired Shares that have been held for at least six months (or such longer period to avoid a charge to earnings for financial reporting purpose) and having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or

(c)          a combination (i) and (ii).

In addition, payment of the Option Price may be payable by one or more of the following methods either upon written consent from the Committee or if one or more of the following methods will not result in a charge to earnings for financial reporting purposes:

(d)         by withholding Shares that otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price,

(e)          by tendering other Awards payable under the Plan, or

(f)          by cashless exercise through delivery of irrevocable instructions to a broker to promptly deliver to the Company the amount of proceeds from a sale of shares having a Fair Market Value equal to the purchase price.

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

6.6.         Notification of Disqualifying Disposition.  If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) calendar days thereof.

Section 7.
Stock Appreciation Rights

7.1.         Grant of SARs and Award Agreement.

(a)          SAR Grant.  Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee.  The Committee may grant Non-Tandem SARs, Tandem SARs, or any combination of these forms of SARs.  The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Section 4) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.  The Committee shall designate, at the time of grant, the grant price of a Non-Tandem SAR, which grant price shall be at least equal to the Fair Market Value of a Share on the grant date of the SAR.  Grant prices of SARs shall not subsequently be changed by the Committee, except pursuant to Section 4.3.

(b)         Award Agreement.  The Company and each Participant to whom a SAR is granted shall execute an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine, and which are not inconsistent with the terms and provisions of the Plan.

7.2.         Term of SARs.  The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that unless otherwise designated by the Committee, such term shall not extend beyond the 10th anniversary of the grant date.

7.3.         Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option.  A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.  Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercise; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.4.         Exercise of Non-Tandem SARs.  SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

7.5.         Payment of SAR Amount.  Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)       The excess of the Fair Market Value of a Share on the date of exercise over the grant price; by

(b)         The number of Shares with respect to which the SAR is exercised.

At the sole discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

Section 8.
Restricted Stock and Stock Grants

8.1.         Grant of Restricted Stock and Award Agreement.

(a)          Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

(b)         Award Agreement.  The Company and each Participant to whom an award of Restricted Stock is granted shall execute an Award Agreement that shall specify the Period or Periods of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine pursuant to Section 8.3 or otherwise, and which shall not be inconsistent with the terms and provisions of the Plan.  If no Period of Restriction is set forth in the Award Agreement, the transfer and any other restrictions shall lapse (i) to a maximum cumulative extent of one-third of the Shares (rounded to the nearest whole) covered by the Restricted Stock Award on the first anniversary of the grant date, (ii) to a maximum cumulative extent of two-thirds of the Shares (rounded to the nearest whole) covered by the Restricted Stock Award on the second anniversary of the grant date, and (iii) to a maximum cumulative extent of 100% of the Shares covered by the Restricted Stock Award on the third anniversary of the grant date.

(c)          Grant of Stock Grant.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Stock Grants which are immediately and fully vested and transferable.

8.2.         Transferability.  Except as provided in this Section 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement.  All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

8.3.         Other Restrictions.  Subject to Section 10 herein, the Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, Subsidiary-wide, divisional, and/or individual), time-based restrictions on vesting, which may or may not be following the attainment of the performance goals, sales restrictions under applicable shareholder agreements or similar agreements, and/or restrictions under applicable federal or state securities laws.  The

Company shall retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

Except as otherwise provided in this Section 8 or in any Award Agreement, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

8.4.         Voting Rights.  Unless otherwise designated by the Committee at the time of grant, Participants to whom Shares of Restricted Stock have been granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.

8.5.         Dividends and Other Distributions.  Unless otherwise designated by the Committee at the time of grant, Participants holding Shares of Restricted Stock granted hereunder shall be credited with regular cash dividends paid with respect to the underlying Shares while they are so held during the Period of Restriction.  The Committee may apply any restrictions to the dividends that the Committee deems appropriate.  Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Named Executive Officer is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception.  In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

8.6.         Section 83(b) Election.  The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b).  If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Section 9.
Performance Awards, Performance Units and Performance Shares

9.1.         Grant of Performance Awards/Units/Shares and Award Agreement.

(a)          Grant of Performance Awards/Units/Shares.  Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, which shall not be inconsistent with the terms and provisions of the Plan and shall be set forth in an Award Agreement.  Subject to the terms of the Plan, Performance Awards may be granted to Participants in such amounts, subject to such performance goals, and upon such terms, and at any time and from time to time, as shall be determined by the Committee, which shall not be inconsistent with the terms and provisions of the Plan and shall be set forth in an Award Agreement.

(b)         Award Agreement.  The Company and each Participant to whom Performance Awards, Performance Units and/or Performance Shares is granted shall execute an Award Agreement that shall specify the initial value of the Award, the performance goals and the Performance Period, as the Committee shall determine, and which are not inconsistent with the terms and provisions of the Plan.  The performance goals for any Performance Award to a Participant shall satisfy the requirements of Article 10.

9.2.         Value of Performance Units/Shares.  Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.  Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the grant date.  The Committee shall set performance goals in its sole discretion which, depending on the extent to which they are met will determine the number and/or value of Performance Units and/or Performance Shares that will be paid out to the Participant.  For purposes of this Section 9, the time period during which the performance goals must be met shall be called a Performance Period.

9.3.         Earning of Performance Units/Shares.  Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units and/or Performance Shares shall be entitled to receive payout on the number and value of Performance Units and/or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved, as established by the Committee.

9.4.         Form and Timing of Payment of Performance Awards/Units/Shares.  Except as provided below, payment of the amount earned under a Performance Award, and/or earned Performance Units and/or Performance Shares shall be made in a single lump sum as soon as reasonably practicable following the close of the applicable Performance Period.  Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units and/or Performance Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units and/or Performance Shares at the close of the applicable Performance Period.  Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

At the time of grant, the Committee, at its sole discretion and in accordance with terms designated by the Committee, may provide for a voluntary and/or mandatory deferral of all or any part of an otherwise earned Performance Unit and/or Performance Share Award.

At the sole discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in

Section 8.6 herein).  In addition, Participants may, at the sole discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

Section 10.
Performance Measures

Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Named Executive Officers that are designed to qualify for the Performance-Based Exception, the performance goals to be used for purposes of such grants shall be established by the Committee in writing, shall be objectively measurable and shall be stated in terms of the attainment of specified levels of or percentage changes in any one or more of the following measurements: revenue; primary or fully-diluted earnings per Share; earnings before interest, taxes, depreciation, and/or amortization; pretax income; cash flow from operations; total cash flow; return on equity; return on capital; return on assets; net operating profits after taxes; economic value added; total stockholder return or return on sales; or any individual performance objective which is measured solely in terms of quantitative targets related to the Company or the Company’s business; or any combination thereof.  In addition, performance goals may be based on one or more business criteria, one or more business units or divisions of the Company or the applicable sector, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies.  A performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).  As determined in the sole discretion of the Committee, the performance goals for any Performance Period may be measured on an absolute basis or in relation to a peer group or an index.

For each Award designed to qualify for the Performance-Based Exception, the Committee shall establish and set forth in the Award the applicable performance goals for that Award no later than the latest date that the Committee may establish such goals without jeopardizing the ability of the Award to qualify for the Performance-Based Exception.

The degree of payout and/or vesting of such Awards designed to qualify for the Performance-Based Exception shall be determined based upon the written certification of the Committee as to the extent to which the performance goals and any other material terms and conditions precedent to such payment and/or vesting have been satisfied.  The Committee shall have the sole discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that the performance goals applicable to Awards which are designed to qualify for the Performance-Based Exception, and which are held by Named Executive Officers, may not be adjusted so as to increase the payment under the Award (the Committee shall retain the sole discretion to adjust such performance goals upward, or to otherwise reduce the amount of the payment and/or vesting of the Award relative to the pre-established performance goals).

In the event that applicable tax and/or securities laws change to permit Committee sole discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.  In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and, thus, which use performance measures other than those specified above.

Section 11.
Award Forfeitures and Vesting

11.1.       Vesting.  As part of making any Award, the Committee may determine the time and conditions under which the Award will vest.  Vesting may, in the Committee’s discretion, be based solely upon continued employment for a specified period of time, or may be based upon the achievement of specific performance goals (Company-wide, Subsidiary-wide, divisional, and/or individual) which are established by the Committee in its discretion, subject to Section 10.  For all purposes of this Plan, “vesting” of an Award shall mean:

(a)           In the case of an Option or SAR, the time at which the Participant has the right to exercise the Award.  The minimum vesting period for an Option or a Non-Tandem SAR shall be one year, except as otherwise provided in Section 11.2.  A Tandem SAR shall vest only at the same time, and under the same conditions, as the underlying Option.

(b)           In the case of Restricted Stock, the end of the Restriction Period.  The minimum Restriction Period for Restricted Stock that vests solely on the basis of continued employment shall be three years, except as otherwise provided in Section 11.2; provided that the Committee may, in limited circumstances including but not limited to special recruitment or retention awards, specify a shorter Restriction Period.  The minimum Restriction Period for Restricted Stock that vests on the basis of the achievement of performance goals during the Restriction Period shall be one year, except as otherwise provided in Section 11.2.

(c)           In the case of Performance Shares or Performance Units, the time at which the Participant has satisfied the requirements to receive payment of such Shares of Units, which shall not be less than one year from the grant date, except as otherwise provided in Section 11.2.

Vesting provisions need not be uniform among Awards granted at the same time or to persons similarly situated.  Vesting requirements shall be set forth in the applicable Award Agreement.  If an Award Agreement does not specify a vesting period, the vesting period shall be the minimum period set forth above.

11.2.       Vesting on Termination of Employment.  The Committee, in its sole discretion, shall set forth in the applicable Award Agreement the extent to which an Award shall vest upon termination of employment and, in the case of an Option or SAR, be exercisable following termination of employment.   Such provisions need not be uniform among all Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for such termination.

Subject to Section 11.3, in the event that a Participant’s Award Agreement does not set forth such provisions, the following provisions shall apply:

(a)          Death, Disability, or Change in Control.  In the event that the Participant’s employment with the Company and/or any Subsidiary terminates by reason of death or Disability or following a Change in Control, all Shares covered by his or her Awards shall immediately become fully vested and, in the case of an Option or SAR, shall remain exercisable until the earlier of (i) the remainder of the term of the Award, or (ii) three months (or twelve months in the case of death) from the date of such termination.  In the case of the Participant’s death, the Participant’s beneficiary or estate may exercise the Option or SAR.

(b)         Eligible Retirement.  In the event that the Participant’s employment with the Corporation and/or any Subsidiary terminates by reason of Eligible Retirement, all Options or SARs held by the Participant shall vest on the same dates, and shall remain exercisable for the same periods, as if the Participant were still employed.

(c)          Other Termination. In the event that the Participant’s employment terminates prior to a Change in Control for any reason other than death, Disability, or Eligible Retirement, the Award shall vest only to the extent it was vested on the date of the termination.  To the extent an Option or SAR was vested on the date of termination, it shall remain exercisable until the earlier of (i) the remainder of the term of the Award, or (ii) three months from the date of such termination.  In such circumstance, the Option or SAR shall only be exercisable to the extent that it was exercisable as of such termination date and shall not be exercisable with respect to any additional Shares.

11.3.       Additional Forfeiture Events.  Unless otherwise determined by the Committee, each Award granted hereunder shall be subject to the following additional forfeiture conditions, to which the Participant, by accepting an Award hereunder, agrees.  If any of the events specified in Section 11.4 occurs (a “Forfeiture Event”), all of the following forfeitures will result:

(a)          The unexercised portion of any Option, whether or not vested, and any other Award not then settled will be immediately forfeited and canceled upon the occurrence of the Forfeiture Event; and

(b)         The Participant will be obligated to repay to the Company, in cash, within five business days after demand is made therefor by the Company, the total amount of Award Gain (as defined herein) realized by the Participant upon each exercise of an Option or settlement of an Award that occurred on or after (i) the date that is six months before the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while the Participant was employed by the Company or a Subsidiary, or (ii) the date that is six months before the date the Participant’s employment by, service as a Director with, or consulting arrangement with the Company or a Subsidiary terminated, if the Forfeiture Event occurred after the Participant ceased to be so employed.  In the event the Employee shall fail to immediately pay the Company the amount of Award Gain, the Employee shall be liable to the Company for all cost, expenses and attorneys’ fees incurred by the Employee in connection with collecting the Award Gain , plus interest at a per annum rate equal to the lower of 12% or the highest rate permitted by applicable law.

For purposes of this Section 11.3, the term “Award Gain” shall mean (A) with respect to a given Option exercise, the product of (X) the Fair Market Value per Share at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the Option Price times (Y) the number of shares as to which the Option was exercised at that date, and (B) with respect to any other settlement of an Award granted to the Participant, the Fair Market Value of the cash or Shares paid or payable to the Participant less any cash or the Fair Market Value of any Shares or property (other than an Award or award that would have itself then been forfeitable hereunder and excluding any payment of tax withholding) paid by the Participant to the Company as a condition of or in connection such settlement.

11.4.       Events Triggering Forfeiture.  The forfeitures specified in Section 11.3 will be triggered upon the occurrence of any one of the following Forfeiture Events:

(a)          Noncompetition.  If at any time during the Participant’s employment, the Participant directly or indirectly accepts employment with, or engagement by, any person or entity, or any affiliate of any person or entity, that installs, sells, operates, or deals in wireless internet services or products in competition with the Company or any of its Subsidiaries, as an officer, employee, consultant, independent contractor, agent, representative, or otherwise, or obtains any interest in any such person or entity, other than the ownership (individually or together with a group of persons acting in concert, as defined in the Exchange Act) of not more than 5% of the outstanding common stock of a publicly traded entity.

(b)         Non-Solicitation of Personnel.  If at any time during the Participant’s employment, or during the one-year period following termination of such employment for any reason, the Participant, for his or her own benefit or for the benefit of any other person, company or entity, directly or indirectly, (i) induces or otherwise counsels, advises, encourages or solicits (or attempts to do any of the foregoing) any person to leave the employment of or the service for the Company or any Subsidiary, or (ii) hires or in any manner employs, engages, or retains the services of any individual employed by or providing services to the Company or any Subsidiary as of the date of his or her termination of employment or during the one-year period following termination of such employment.

(c)          Non-Solicitation of Customers.   If at any time during the Participant’s employment, or during the one-year period following termination of such employment for any reason, the Participant, for his or her own benefit or for the benefit of any other person, company or entity, directly or indirectly, (i) solicits, pursues, calls upon or takes away, any of the customers, of the Company or any Subsidiary, with whom the Participant had material contact during the term of Participant’s employment with the Company or any Subsidiary, or (ii) solicits, pursues, calls upon or takes away, any potential customer of the Company or any Subsidiary that has been the subject of a bid, offer or proposal by the Company or any Subsidiary, or of substantial preparation with a view to making such a bid, proposal or offer, within six months before such Participant’s termination of employment with the Company or any Subsidiary and with whom the Participant had material contact during the term of Participant’s employment with the Company or any Subsidiary.  For purposes of this subparagraph, “material contact” means interaction that takes place in an effort to further a business relationship.  Further, the Forfeiture Event described in this subparagraph (c) shall only be triggered by actual or attempted solicitation or other action by the Participant for the purpose of marketing or selling products or services which compete, directly or indirectly, with those products or services offered by Company or any Subsidiary that were offered by the Company or any Subsidiary, or under active and bona fide development, at the conclusion of the Participant’s employment.

(d)         Confidential Information.  If at any time during the Participant’s employment, or during the two-year period following termination of such employment for any reason, the Participant, for his or her own benefit or for the benefit of any other person, company or entity, directly or indirectly, discloses to any person or entity or makes use of any “confidential or proprietary information” (as defined below in this subparagraph (d)), except as may be necessary in the ordinary course of employment with or other service to the Company or any Subsidiary.  Such “confidential or proprietary information” of the Company or any Subsidiary, includes, but is not limited to, the design, development, operation, building or manufacturing of automotive and truck interior and exterior components, lighting, bumper systems or other products manufactured and supplied by the Company and its Subsidiaries, the identity of the Company’s or any Subsidiary’s customers, the identity of representatives of customers with whom the Company or any Subsidiary has dealt, the kinds of services provided by the Company or any Subsidiary to customers and offered to be performed for potential customers, the manner in which such services are performed or offered to be performed, the service needs of actual or prospective customers, pricing information, information concerning the creation, acquisition or disposition of products and services, customer maintenance listings, computer software and hardware applications and other programs, personnel information, information identifying, relating to or concerning investors in the Company or any Subsidiary, joint venture partners of the Company or any Subsidiary, business partners of the Company or any Subsidiary or other entities providing financing to the Company or any Subsidiary, real estate and leasing opportunities, communications and telecommunications operations and processes, zoning and licensing matters, relationships with, or matters involving, landlords and/or property owners, and other confidential information or trade secrets.

11.5.       Agreement Does Not Prohibit Competition or Other Participant Activities.  Although the conditions set forth in this Section 11 shall be deemed to be incorporated into an Award, the Plan does not thereby prohibit the Participant from engaging in any activity, including but not limited to competition with the Company and its Subsidiaries.  Rather, the non-occurrence of the Forfeiture Events set forth in Section 11.4 is a condition to the Participant’s right to realize and retain value from his or her compensatory Awards, and the consequence under the Plan if the Participant engages in an activity giving rise to any such Forfeiture Event are the forfeitures specified herein.  This provision shall not preclude the Company and the Participant from entering into other written agreements concerning the subject matter of Sections 11.2 and 11.4 and, to the extent any terms of this Section 11 are inconsistent with any express terms of such agreement, this Section 11 shall not be deemed to modify or amend such terms.

11.6.       Committee Discretion.  The Committee may, in its sole discretion, waive in whole or in part the Company’s right to forfeiture under this Section 11, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company.

In addition, the Committee may impose additional conditions on Awards, by inclusion of appropriate provisions in the document evidencing or governing any such Award.  The Committee, in its sole discretion, may require an Employee, as a condition to his or her exercise of an Award or the settlement of an Award, to acknowledge in writing that he or she has not engaged, and is not in the process of engaging, in any of the activities described in Section 11.4.  An Award granted hereunder shall be subject to forfeiture conditions, if any, determined by the Compensation Committee and specified in the Award Agreement at the time of grant to which the Participant, by accepting an Award hereunder, agrees.  The Committee may, in its sole discretion, waive in whole or in part the Company’s right to forfeiture, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company.  The Committee, in its sole discretion, may require a Participant, as a condition to his or her exercise of an Award or the settlement of an Award, to acknowledge in writing that he or she has not engaged, and is not in the process of engaging, in any proscribed activities.

Section 12.
Transferability of Awards; Beneficiary Designation

12.1.       Limits on Transferability of Awards.

(a)          Except as otherwise provided below, Awards may be exercisable only by the Participant during the Participant’s lifetime, and Awards shall not be transferable other than by will or the laws of descent and distribution.  Any purported transfer of any Award or any interest therein that does not comply with the terms of this Plan shall be null and void and confer no rights of any kind upon the purported transferee.

(b)         The Committee may, in its discretion, permit a Participant to transfer any Award other than an ISO to any family member of such Participant, subject to such restrictions and limitations as the Committee may provide; provided, however, that any such Award shall remain subject to all vesting, forfeiture, and other restrictions provided herein and in the Award Agreement to the same extent as if it had not been transferred; and provided further that in no event shall any transfer for value be permitted.  For purposes of this Section 12.1(b), the terms “family member” and “transfer for value” have the same meaning as in the General Instructions to SEC Form S-8, or such other form as the SEC may promulgate in replacement thereof.

(c)          To the maximum extent permitted by law, no Award shall be subject, in whole or in part, to attachment, execution or levy of any kind; provided, however, that nothing contained herein shall affect the right of setoff set forth in Section 14.3.

Nothing contained in this Section 12.1 shall preclude a Participant from transferring Restricted Shares that have vested, or Shares that are issued in settlement of an Option, SAR, or Award of Performance Shares or Performance Units, subject to the remaining provisions of this Plan and applicable law.

12.2.       Designation of Beneficiary. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Secretary of the Company during the Participant’s lifetime.  In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Section 13.
Deferrals; Compliance with Section 409A

13.1.       Deferrals.  The Committee may permit a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant upon the exercise of any Option or by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares/Awards.  If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals, subject to the following:

(a)          A deferral election may be made only at one of the following two times:

(i)            In the case of an Award that cannot vest (other than by reason of Retirement, death, Disability or a Change in Control) earlier than the first anniversary of the date of grant, not later than the earlier of thirty days after the date of grant or one year prior to the earliest date on which the Award may vest.

(ii)           In the case of an Award that is subject to a Performance Period of not less than one year, and the vesting of which is subject to the attainment of Performance Criteria that are established within the first 90 days of the Performance Period and that are not substantially certain of being achieved at the time of grant, not later than six months prior to the end of the Performance Period.

(iii)          Payment of any amount that the Corporation reasonably determines would not be deductible by reason of Code §162(m) shall be deferred until the earlier of the earliest date on which the Corporation reasonably determines that the deductibility of the payment will not be so limited, or the year following the termination of employment.

(b)         A deferral election shall state the time and manner of payment.  Payment must either be on a specified date, at the time of the Participant’s separation from service with the Company and its Subsidiaries as defined in Internal Revenue Service (“IRS”) Proposed Regulations §1.409A-1(h), death, or Disability, or upon the occurrence of a Change in Control that also meets the requirements of IRS Proposed Regulations §1.409A-3(g)(5).  Notwithstanding the foregoing:

(i)            An amount payable by reason of a separation from service to an Employee who is a “key employee” of the Company, as defined in IRS Proposed

Regulations §1.409A-1(i), shall not be paid until six months after the separation from service, and any portion of such amount that would otherwise be payable during such six month period shall be paid instead at the end of such period.

(ii)           Any payment that the Company reasonably determines will violate a term of a loan agreement to which the Company is a party, or other similar contract to which the Company is a party, and such violation will cause material harm to the Company shall be deferred until the earliest date at which the Company reasonably anticipates that the making of the payment will not cause such violation, or such violation will not cause material harm to the Company.

(iii)          Payment of any amount that the Company reasonably determines would not be deductible by reason of Code §162(m) shall be deferred until the earlier of the earliest date on which the Company reasonably determines that the deductibility of the payment will not be so limited, or the year following the termination of employment.

(iv)          Any payment that the Company reasonably anticipates will violate federal securities laws or other applicable law will be deferred until the earliest date at which the Company reasonably anticipates that the making of the payment will not cause such violation.

(v)           The Committee may permit Participants to elect to further defer payments, provided that any such election is made not less than one year prior to the date on which the payment would otherwise be made, and that the deferral is for a period of at least five years.

(c)          No payment that a Participant has elected to defer pursuant to this Section 13.1 may be paid at any earlier date, except in accordance with procedures adopted by the Committee in compliance with Code Section 409A.

13.2.       Compliance with Section 409A.  The provisions of this Plan, including but not limited to this Section 13, are intended to comply with the restrictions of Code Section 409A to the extent applicable, including any final regulations issued pursuant thereto, and the Committee reserves the right to amend any provision of this Plan, or any outstanding Award, to the extent necessary to comply with Code Section 409A.

Section 14.
Rights and Obligations of Parties

14.1.       No Guarantee of Employment or Service Rights.  Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or consulting arrangement at any time, nor confer upon any Participant any right to continue in the employ of or consulting arrangement with the Company or any Subsidiary.

For purposes of the Plan, temporary absence from employment because of illness, vacation, approved leaves of absence, and transfers of employment among the Company and its Subsidiaries, shall not be considered to terminate employment or to interrupt continuous employment.  Temporary cessation of the provision of consulting services because of illness, vacation or any other reason approved in advance by the Company shall not be considered a termination of the consulting arrangement or an interruption of the continuity thereof.  Except as otherwise provided in an Award Agreement, conversion of a Participant’s employment relationship to a consulting arrangement shall not result in termination of previously granted Awards.

14.2.       Participation.  No Employee, Director or consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

14.3.       Right of Setoff.  The Company or any Subsidiary may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or Subsidiary may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company, although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through such deduction and setoff.  By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 14.

14.4.       Section 83(b) Election.  No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made, unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing before the making of such election.  In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days after filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

14.5.       Disqualifying Disposition Notification.  If any Participant shall make any disposition of Shares delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

Section 15.
Change in Control

15.1.       Change in Control.  Unless otherwise specified in a Participant’s Award Agreement or specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, as of the effective date of a Change in Control:

(a)          Any and all Options and SARs granted hereunder shall vest (to the extent not already vested) and shall become immediately exercisable and shall remain exercisable throughout their entire term;

(b)         Any Period of Restriction and other restrictions imposed on Restricted Shares shall lapse; and

(c)          Unless otherwise specified in a Participant’s Award Agreement, the maximum payout opportunities attainable under all outstanding Awards of Performance Units, Performance Shares and Performance Awards shall be deemed to have been fully earned for the entire Performance Period(s).  The vesting of all such Awards shall be accelerated as of the effective date of the Change in Control, and in full settlement of such Awards, there shall be paid out in cash to Participants within 30 days following the effective date of the Change in Control the maximum of payout opportunities associated with such outstanding Awards.

15.2.       Employment or Other Agreement.  Notwithstanding the foregoing, to the extent that an employment or other agreement with the Company, Affiliate or Subsidiary provides benefits of greater value upon a Change in Control than those provided in this Section 15, the rights set forth in such other agreement shall supercede the provisions of this Section 15.  In addition, to the extent that another employment or change in control agreement provides benefits with respect to Awards covered by this Plan that are of lesser value than the benefits provided under a Award granted under the Plan, the Award shall supersede such other employment or change in control agreement to such extent.

Section 16.
Amendment, Modification, and Termination

16.1.       Amendment, Modification, and Termination.  The Board may amend, suspend or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company’s stockholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted and the Board may otherwise, in its sole discretion, determine to submit other amendments to the Plan to stockholders for approval; and provided further, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award.  The Committee shall have no authority to waive or modify any other Award term after the Award has been granted to the extent that the waived or modified term was mandatory under the Plan.

16.2.       Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in Applicable Laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

16.3.       Awards Previously Granted.  No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

16.4.       Amendment to Conform to Law.  Notwithstanding any other provision of this Plan to the contrary, the Board may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder.  By accepting an Award under this Plan, each Participant agrees to any amendment made pursuant to this Section 16.4 to any Award granted under the Plan without further consideration or action.

Section 17.
Withholding

17.1.       Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

17.2.       Share Withholding.  With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which would be imposed on the transaction.  All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Section 18.
Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect merger, consolidation, purchase of all or substantially all of the business and/or assets of the Company or otherwise.

Section 19.
Miscellaneous

19.1.       Unfunded Plan.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan.  Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

19.2.       Forfeitures; Fractional Shares.  Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

19.3.       Compliance with Code Section 162(m).  The Company intends that Options, SARs and other Awards granted to Named Executive Officers shall satisfy the requirements of the Performance-Based Exception, unless otherwise determined by the Committee when the Award is granted.  Accordingly, the terms of Sections 4.2, 6, 7, 8, 9 and 10, including the definitions of Named Executive Officer and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder.  The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Named Executive Officer with respect to a fiscal year that has not yet been completed, the term Named Executive Officer as used herein shall mean only a person designated by the Committee as likely to be a Named Executive Officer with respect to a specified fiscal year.  If any provision of the Plan or any Award Agreement designated as intended to satisfy the Performance-Based Exception does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person sole discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.  Payment of any amount that the Company reasonably determines would not be deductible by reason of Code §162(m) shall be deferred until the earlier of the earliest date on which the Company reasonably determines that the deductibility of the payment will not be so limited, or the year following the termination of employment.

19.4.       Deferred Compensation.  No deferral of compensation (as defined under Code Section 409A or guidance thereto) is intended under this Plan.  Notwithstanding this intent, if any Award granted under the Plan would be considered deferred compensation as defined under

Code Section 409A, and if this Plan or the terms of an Award fail to meet the requirements of Code Section 409A with respect to such Award, then such Award shall remain in effect and be subject to taxation in accordance with Section 409A.  In this circumstance, the Committee may accelerate distribution or settlement of an Award in accordance with Code Section 409A.  The Company shall have no liability for any tax imposed on a Participant by Code Section 409A, and if any tax is imposed on the Participant, the Participant shall have no recourse against the Company for payment of any such tax.   Notwithstanding the foregoing, if any modification of an Award causes the Award to be deferred compensation under Code Section 409A, the Committee may rescind such modification in accordance with Code Section 409A.

19.5.       Awards to Participants Outside the United States.  The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions, applicable as a result of the Participant’s residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States.  An Award may be modified under this Section 19.5 in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified.

19.6.       Gender and Number; Headings.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.  Headings are included for the convenience of reference only and shall not be used in the interpretation or construction of any such provision contained in the Plan.

19.7.       Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

19.8.       Requirements of Law.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

19.9.       Securities Law Compliance.  With respect to “insiders,” transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act.  To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.  An “insider” includes any individual who is, on the relevant date, an officer, Director or more than 10% beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

19.10.     Governing Law.  To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Georgia.

19.11.     Indemnification.  Subject to requirements of Georgia law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability, or expense is a result of his/her own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Articles of Incorporation or Code of Regulations, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

O2 SECURE WIRELESS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of O2 SECURE WIRELESS, INC., a Georgia corporation (the Company”), hereby nominates, constitutes and appoints Craig C. Sellars, Director, President and Chief Executive Officer of the Company, as proxy of the undersigned, with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on October 22, 2007, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned  would be entitled to vote with the same effect as if the undersigned were present, as follows:

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1. To ratify the Employee Stock Option Incentive Package

☐	FOR RATIFICATION OF THE EMPLOYEE STOCK OPTION INCENTIVE PACKAGE

☐	WITHHELD for the ratification of the employee stock option incentive package

Proposal 2. To elect the Board of Directors’ two nominees as directors:  Craig C. Sellars and Keith A. Greaves

☐	FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)

☐	WITHHELD for all nominees listed above

(To withhold authority to vote for any individual nominee, write that nominee’s name in the space below)

The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof.  With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS.  IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated September 15, 2007,  relating to the Annual Meeting.

Dated: , 2007

Signature:	Signature:

Signature(s) of Stockholder(s)  (See Instructions Below)

The Signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Share Certificate.  If stock is held jointly, all joint owners should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If signer is a corporation, please sign the full corporation name, and give title of signing officer.  If stock is held under corporate entity proxies, provide authorizing documents.

☐ Please indicate by checking this box if you anticipate attending the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE OR FAX DIRECTLY TO STALT, INC. AT (650) 321-7113.